SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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OAK ASSOCIATES FUNDS

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Proxy Materials

PLEASE CAST YOUR VOTE NOW!

OAK ASSOCIATES FUNDS

White Oak Select Growth Fund

Pin Oak Equity Fund

Rock Oak Core Growth Fund

River Oak Discovery Fund

Red Oak Technology Select Fund

Black Oak Emerging Technology Fund

Live Oak Health Sciences Fund

3800 Embassy Parkway, Suite 310, Akron, Ohio 44333

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH 4, 2024

Notice is hereby given that a Special Meeting of Shareholders (the “Special Meeting”) of Oak Associates Funds (the “Trust”) will be held at the offices of Ultimus Fund Solutions, LLC, 2 Easton Oval #300, Columbus, Ohio 43219, on March 4, 2024 at 2:30 p.m. Eastern Time. The Special Meeting is being called for the purpose of considering the proposal set forth below and to transact such other business as may be properly brought before the Special Meeting.

PROPOSAL: TO ELECT FIVE MEMBERS OF THE BOARD OF TRUSTEES OF THE TRUST.

Only shareholders of the Trust at the close of business on January 4, 2024 are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.

We look forward to either receiving your proxy card so that your shares may be voted at the Special Meeting, or to your attendance at the Special Meeting. Whether or not you expect to be present at the Special Meeting, please complete and promptly return the enclosed proxy card. Your vote is extremely important, no matter how large or small your holdings may be. A postage paid envelope is enclosed for your convenience so that you may return your proxy card as soon as possible. You may also vote easily and quickly by telephone by calling the toll-free number located on the enclosed proxy card or through the Internet as described in such proxy card. It is most important and in your interest for you to vote so that a quorum will be present and a maximum number of shares may be voted. If you have any questions about how to vote your proxy or about the Special Meeting in general, please call toll-free 1-800-735-3591. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Shares represented by duly executed proxies will be voted in accordance with the instructions given. A shareholder may revoke a previously submitted proxy at any time prior to the Special Meeting by (i) a written revocation, which must be signed and include the shareholder's name and account number, received by the Secretary of the Trust at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246; (ii) properly executing a later-dated proxy; or (iii) attending the Special Meeting and voting in person. In accordance with their own discretion, the proxies are authorized to vote on such other business as may properly come before the Special Meeting or any adjourned session(s) thereof.

By Order of the Trustees,

/s/ Charles A. Kiraly

Charles A. Kiraly

President

Dated: January 18, 2024

OAK ASSOCIATES FUNDS

White Oak Select Growth Fund

Pin Oak Equity Fund

Rock Oak Core Growth Fund

River Oak Discovery Fund

Red Oak Technology Select Fund

Black Oak Emerging Technology Fund

Live Oak Health Sciences Fund

3800 Embassy Parkway, Suite 310, Akron, Ohio 44333

PROXY STATEMENT

January 18, 2024

FOR THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH 4, 2024

This proxy statement is furnished by the Board of Trustees of Oak Associates Funds (the "Trust") and its funds (collectively, the “Funds”) in connection with the solicitation of proxies for use at the special meeting of shareholders of the Trust to be held on March 4, 2024, at 2:30 p.m. Eastern Time, or at any adjournment thereof (the “Special Meeting”), at the offices of Ultimus Fund Solutions, LLC, 2 Easton Oval #300, Columbus, Ohio 43219. It is expected that the Notice of Special Meeting, this proxy statement, and a proxy card will be mailed to shareholders on or about January 24, 2024.

SUMMARY

At the Special Meeting, all shareholders of the Trust's Funds, voting together, will be asked to vote to elect five individuals to the Board of Trustees of the Trust, three of whom are currently members of the Trust's Board of Trustees. If you do not expect to be present at the Special Meeting and wish your shares to be voted, please vote your proxy card by mail, telephone or Internet allowing sufficient time for the proxy card to be received on or before the date of the Special Meeting. If your proxy card is properly returned by that date, shares represented by your proxy will be voted at the Special Meeting in accordance with your instructions. HOWEVER, IF NO INSTRUCTIONS ARE SPECIFIED ON THE PROXY WITH RESPECT TO THE PROPOSAL, THE PROXY WILL BE VOTED “FOR” THE APPROVAL OF THE PROPOSAL AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS APPOINTED AS PROXIES UPON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING. A shareholder may revoke a previously submitted proxy at any time prior to the Special Meeting by (i) a written revocation, which must be signed and include the shareholder’s name and account number, received by the Secretary of the Trust at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246; (ii) properly executing a later-dated proxy; or (iii) attending the Special Meeting and voting in person.

The close of business on January 4, 2024 has been fixed as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting. Each full share held entitles the shareholder of record to one vote for each dollar invested. In other words, each shareholder of record is entitled to one vote for each dollar (carried forward to two decimal places) of net asset value per share of a Fund held as of the close of business on the Record Date. Each fraction of a share will be entitled to a proportionate fractional vote.

As of the Record Date, the Trust’s net assets and the approximate number of shares outstanding were as follows:

FUND	NET ASSETS ($)	SHARES OUTSTANDING

White Oak Select Growth Fund	$367,480,678.16	2,912,681.961
Pin Oak Equity Fund	$123,528,169.42	1,654,477.491
Rock Oak Core Growth Fund	$10,854,328.66	656,097.691
River Oak Discovery Fund	$23,244,043.07	1,404,565.189
Red Oak Technology Select Fund	$551,658,097.58	14,554,233.668
Black Oak Emerging Technology Fund	$54,382,442.36	7,965,423.601
Live Oak Health Sciences Fund	$53,627,251.69	2,554,358.892

EXPENSES

The expenses of the Special Meeting will be borne proportionately by each Fund based on the assets of such Fund. The solicitation of proxies will be largely by mail, but may include telephonic, Internet or oral communication by officers and service providers of the Trust. The Trust will also use EQ Fund Solutions, LLC a third-party solicitor firm, for additional assistance with the solicitation of proxies. The Trust expects to pay approximately $80,250 to EQ Fund Solutions, LLC for the solicitation of proxies. Persons holding shares as nominees will, upon request, be reimbursed by the Funds for their reasonable expenses incurred in sending soliciting materials to their principals.

UPON REQUEST, THE TRUST WILL FURNISH, WITHOUT CHARGE, A COPY OF THE TRUST'S ANNUAL REPORT AND THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, IF ANY, TO A SHAREHOLDER. ANNUAL REPORTS AND SEMI-ANNUAL REPORTS MAY BE OBTAINED BY WRITING TO THE TRUST AT OAK ASSOCIATES FUNDS, C/O ULTIMUS FUND SOLUTIONS, LLC, P.O. BOX 46707, CINCINNATI, OHIO 45246-0707 OR BY CALLING 1-888-462-5386.

DISCUSSION OF PROPOSAL

INTRODUCTION

At the Special Meeting, it is proposed that five (5) individuals be elected as Trustees to the Board of the Trust to hold office until their successors are appointed or duly elected and qualified, or until he or she sooner dies, resigns, retires or is removed in accordance with the Trust’s Declaration of Trust. Shareholders are being asked to elect Susan F. Akers, David J. Gruber, Jennifer E. Hoopes, Michael R. Shade, and Robert D. Stimpson (each, a “Nominee” and, collectively, the “Nominees”) as Trustees of the Trust. Messrs. Gruber and Shade and Ms. Akers are currently Trustees of the Trust (collectively, the “Current Trustees”) and have been nominated for re-election. Ms. Hoopes and Mr. R. Stimpson (each, a “Candidate” and, collectively, the “Candidates”) are not currently Trustees of the Trust. FOR THE REASONS DISCUSSED BELOW, THE BOARD, INCLUDING EACH OF THE TRUST'S INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF ALL FIVE NOMINEES.

GENERAL INFORMATION

The Trust’s Board of Trustees currently consists of five Trustees, four of whom, Messrs. Gruber and Shade and Mses. Akers and Ramig, are not “interested persons,” as such term is defined under the Investment Company Act of 1940, as amended (the “1940 Act”), of the Trust (an “Independent Trustee”), and one of whom, Mr. Oelschlager, is an “interested person,” as such term is defined under the 1940 Act, of the Trust (an “Interested Trustee”). In light of Mr. Oelschlager’s and Ms. Ramig’s intention to retire from the Board of Trustees immediately following the conclusion of the Special Meeting, with Mr. Oelschlager subsequently assuming the role of a Trustee Emeritus and remaining as Co-Chief Investment Officer of Oak Associates, ltd., investment adviser to the Trust, the Board has determined to add each of the Candidates to maintain its current composition of four independent trustees and one interested trustee.

Of the Trust’s current Board of Trustees, three have been elected by shareholder vote and two have been previously appointed by the Board. Mr. Oelschlager was previously elected to the Trust’s Board of Trustees by a vote of shareholders on May 12, 2000, and Mr. Shade and Ms. Ramig were previously elected by a vote of shareholders on August 1, 2007. Mr. Gruber was appointed to the Board on February 11, 2019, and Ms. Akers was appointed to the Board on May 9, 2022. Section 16(a) of the 1940 Act generally requires the trustees of an investment company be elected by shareholder vote. Section 16(a) provides, however, that trustees may be appointed by the Board without the election by shareholders if, immediately after such appointment, at least two-thirds of the trustees then holding office have been elected by shareholders. If the two Candidates were appointed to the Board, immediately following such appointment only three of seven, or forty-three percent (43%), of the Board would be elected by shareholder vote, thus failing to meet the two-thirds requirement. Additionally, the retirement by either of Mr. Oelschlager or Ms. Ramig from the Board would leave Mr. Shade as the only elected Trustee and Section 16(a) would similarly require a special meeting be called to elect trustees in such an event. Therefore, shareholder approval is required to add the Candidates to the Board of Trustees. Accordingly, the Board has determined that it would be in the best interests of shareholders to call a special meeting at this time and recommend the election by shareholders of each Nominee.

On December 20, 2023, the Nominating Committee of the Trust met and considered the nomination of the Candidates. Mr. R. Stimpson and Ms. Hoopes were identified and recommended to the Trust’s Nominating Committee by Ms. Akers, an Independent Trustee and Chair of the Nominating Committee. Based on the Committee’s review and evaluation of each Candidate’s experience and qualifications, and the potential benefits to the Trust of adding a new Interested Director and Independent Director who could each add depth and breadth to the Board, the Committee nominated the Candidates to be presented to the Board of the Trust. The Committee also considered and evaluated the Current Trustees and determined to nominate the Current Trustees to be presented to the Board of the Trust to continue to serve as Trustees of the Trust. At a meeting on the same day, the Board of the Trust approved the nomination of each of the Nominees to serve as a Trustee of the Trust, subject to approval of his or her election by shareholders, as required under the 1940 Act, and recommended to shareholders that they approve the Nominees as Trustees of the Trust.

       If approved by shareholders at the Special Meeting, the Current Trustees will continue to serve as members of the Board of Trustees of the Trust. If approved by shareholders at the Special Meeting, the Candidates will begin serving as members of the Board of Trustees of the Trust immediately following the Special Meeting.

       Each of the Nominees has consented to being named in this proxy statement and serving as a Trustee if elected. The Trust knows of no reason why any Nominee would be unable or unwilling to serve if elected.

INFORMATION REGARDING NOMINEES

The table below provides basic information about each Nominee. The mailing address for each Nominee is c/o Oak Associates Funds, 3800 Embassy Parkway, Suite 310, Akron, Ohio 44333.

Name and Year of Birth	Position(s) Held with Trust	Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee(3)
NOMINEES FOR RE-ELECTION AS INDEPENDENT TRUSTEES (CURRENTLY SERVE AS INDEPENDENT TRUSTEES)
Susan F. Akers Born 1972	Trustee	Since 2022	CFO and Principal of Ullman Oil Company since 2015.	7	None
David J. Gruber Born 1963	Trustee	Since 2019	Director of Risk Advisory Services, Holbrook & Manter (CPA firm) since 2016.	7	Trustee for Asset Management Fund (3 Funds); Monteagle Funds (4 Funds); and Cross Shore Discovery Fund
Michael R. Shade Born 1948	Trustee	Since 2007	Attorney at Law; Partner, Shade & Shade since 1979.	7	None
NOMINEE FOR ELECTION AS NEW INDEPENDENT TRUSTEE (CURRENTLY A CANDIDATE)
Jennifer E. Hoopes Born 1965	None	N/A	General Counsel, Farm Together, Inc. (farmland asset management)(since 2022); Principal, Arch Consulting, LLC (compliance consulting) (since 12/2022); General Counsel, Foreside Financial Group, LLC (2007-2021).	7	Trustee for Equi Multi-Strategy Fund
NOMINEE FOR ELECTION AS NEW INTERESTED TRUSTEE (CURRENTLY A CANDIDATE)
Robert D. Stimpson(4) Born 1973	None	N/A	Co-Chief Investment Officer of Oak Associates, ltd. since 2019.	7	None

1 Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, retires or is removed in accordance with the Trust’s Declaration of Trust.

2 The “Oak Associates Funds Complex” consist of all series of the Trust for which Oak Associates, ltd. serves as investment adviser. As of October 31, 2023, the Oak Associates Funds Complex consisted of seven Funds.

3 Directorships of companies are required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Investment Company Act of 1940.

4 Mr. R. Stimpson is considered an “interested” person of the Trust as that term is defined in the Investment Company Act of 1940. Mr. R. Stimpson is interested by virtue of his role as co-Chief Investment Officer of Oak Associates, ltd., the investment adviser to the Trust.

ADDITIONAL INFORMATION CONCERNING THE BOARD OF TRUSTEES

The Board of Trustees has responsibility for the overall management and operations of the Trust. The Board establishes the Trust’s policies and meets regularly to review the activities of the officers, who are responsible for day-to-day operations of the Trust.

The current Trustees were selected with a view towards establishing a Board that would have the broad experience needed to oversee a registered investment company comprised of multiple series. As a group, the Board has extensive experience in many different aspects of business oversight and management, including in the financial services and asset management industries.

Susan F. Akers has served as a Trustee of the Trust since May 2022. Ms. Akers has experience in business and financial matters as the CFO and Principal of Ullman Oil Company. Ms. Akers is a member of the Audit and Nominating Committees and effective August 11, 2022 serves as the Chair of the Nominating Committee.

James D. Oelschlager has served as a Trustee of the Trust since its inception in 2000. Mr. Oelschlager has knowledge and experience in business matters and the financial services industry as Founder of the Adviser and from serving as the Managing Member, President, and Chief Investment Officer from 1985 to 2019. Mr. Oelschlager has been Co-Chief Investment Officer of the Adviser since October 2014. He serves as a co-manager of each of the Funds and has managed White Oak Select Growth Fund since its inception in 1992. Mr. Oelschlager served as the Director of Investment Management of a large manufacturing organization prior to founding the Adviser in 1985.

Pauline F. Ramig, Ph.D. has served as a Trustee of the Trust since 2007. Ms. Ramig has business experience and knowledge of the financial services industry from serving as a Certified Financial Planner from 1991 to 2021. Ms. Ramig is a member of the Audit and Nominating Committees. Previously, Ms. Ramig was a Manager at BP America where she was responsible for price risk management activity of its equity production portfolio, including the use of options and futures. Ms. Ramig holds B.A. and M.A. degrees in Mathematics from the University of Nebraska and the University of Louisville, respectively, and a Ph.D. in Probability and Statistics from Case Western Reserve University, where she also served as an Assistant Professor of Mathematics and Statistics. From August 11, 2022 through February 13, 2023, Ms. Ramig served as the Lead Independent Trustee. Effective February 13, 2023, Ms. Ramig serves as the Chair of the Board.

Michael R. Shade has served as a Trustee of the Trust since 2007 and is a member of the Audit and Nominating Committees. Mr. Shade has experience with various business, legal and regulatory issues from serving as an attorney and partner in the law firm of Shade & Shade since 1979.

David J. Gruber has served as a Trustee of the Trust since 2019 and is a member of the Audit and Nominating Committees. Mr. Gruber has served as the Audit Committee Chair since 2019. The Board of Trustees has determined that Mr. Gruber is an audit committee financial expert as such term is defined by Item 3 of Form N-CSR. Mr. Gruber is a CPA and served as an independent Trustee, Compliance Committee Chair, a member of the audit committee and audit committee financial expert for the Fifth Third Funds from 2003 to 2012. Mr. Gruber served as a Board member and Treasurer of CASA of Delaware County from 2009 to 2010. Mr. Gruber is an independent Trustee for Cross Shore Discovery Fund, Audit Committee Chair and Valuation Committee member, from 2014 to present. Mr. Gruber is the Chairman of the Board and an independent trustee for Asset Management Funds, and has been an Audit Committee and Valuation Committee member from 2015 to present. Mr. Gruber has also served as an independent trustee and Audit Committee Chair, of Monteagle Funds from 2015 to present. Mr. Gruber has served as Director of Risk Advisory Services for Holbrook and Manter, CPAs from January 2016 to present. Mr. Gruber was a Board member for the State Teachers Retirement System of Ohio, from 2018 to 2020. Mr. Gruber was President and Chief Executive Officer of DJG Financial Consulting, LLC from 2007 to 2015, and performed Sarbanes-Oxley assessments for public companies and served as a chief financial officer for a non-profit organization.

The following specific experience, qualifications, attributes, and/or skills apply to each Nominee: Mr. R. Stimpson, Co- Chief Investment Officer of Oak Associates, ltd., the investment adviser to the Trust (2019 – present), investment management experience as an executive and portfolio manager of the Funds since 2004; and Ms. Hoopes, senior executive, investment management and fund distribution experience as General Counsel of Foreside Financial Group, LLC (2007 – 2021).

COMPENSATION OF TRUSTEES AND OFFICERS

Interested Trustees and officers of the Trust do not receive any direct compensation from the Trust. Each Independent Trustee receives an aggregate annual fee (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with attendance at Board and committee meetings) from the Trust. Payment of such fees and expenses is allocated between each respective Fund. If elected, Ms. Hoopes would be entitled to receive compensation from the Trust for serving as Independent Trustee, including reimbursement for reasonable expenses incurred in attending meetings.

The chart below provides information about the total compensation accrued and payable to the Independent Trustees by the Trust and the Fund Complex for the Trust’s most recently completed fiscal year, October 31, 2023. The Trust is the only investment company in the “Fund Complex.”

Name, Position	Aggregate Compensation from the Oak Associates Funds	Total Compensation from Trust and Fund Complex Paid to Trustees
Susan F. Akers, Independent Trustee	$52,500	$52,500
David J. Gruber, Independent Trustee	$55,500	$55,500
Pauline F. Ramig, Ph.D., Independent Trustee	$66,250	$66,250
Michael R. Shade, Independent Trustee	$51,750	$51,750
James D. Oelschlager, Interested Trustee	None	None

OWNERSHIP OF FUND SECURITIES

The table below shows the dollar range of equity securities beneficially owned by each Nominee, as of December 31, 2023, in each Fund of the Trust and all registered investment companies to be overseen by such Nominee in the Trust's "family of investment companies," which, as of the date of this Proxy Statement, included the seven Funds of the Trust. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended.

Name	Dollar Range of Fund Shares (Fund)	Aggregate Dollar Range of Shares (All Funds)
INTERESTED TRUSTEE NOMINEE
R. Stimpson	White Oak – Over $100,000	Over $100,000
Pin Oak – Over $100,000
Red Oak – Over $100,000
Live Oak – Over $100,000
Black Oak – Over $100,000
Rock Oak – Over $100,000
River Oak – Over $100,000
INDEPENDENT TRUSTEE NOMINEES
Akers	White Oak – None	None
Pin Oak – None
Red Oak – None
Live Oak – None
Black Oak – None
Rock Oak – None
River Oak – None
Gruber	White Oak – None	$10,001-$50,000
Pin Oak – $1-$10,000
Red Oak – $1-$10,000
Live Oak – $1-$10,000
Black Oak – None
Rock Oak – $1-$10,000
River Oak – None
Hoopes	White Oak – None	None
Pin Oak – None
Red Oak – None
Live Oak – None
Black Oak – None

Rock Oak – None
River Oak – None
Shade	White Oak – $50,001 - $100,000	Over $100,000
Pin Oak – $50,001 - $100,000
Red Oak – Over $100,000
Live Oak – $50,001 - $100,000
Black Oak – $50,001 - $100,000
Rock Oak – $10,001 - $50,000
River Oak – $10,001 - $50,000

MEETINGS AND COMMITTEES OF THE BOARD OF TRUSTEES

MEETINGS OF THE BOARD OF TRUSTEES. During the Trust’s most recently completed fiscal year, the Board of Trustees met four times. The Trust does not have a policy with respect to the Trustees' attendance at meetings, but as a matter of practice all of the Trustees attend the Trust's Board meetings (in-person or by telephone) to the extent possible. None of the Trustees attended fewer than 75% of the aggregate amount of meetings of the Board and Board committees for which they were eligible to attend.

AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed entirely of the Independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Trust’s independent registered public accountants and whether to terminate this relationship; reviewing the independent registered public accountants’ compensation, the proposed scope and terms of its engagement, and the firm’s independence; pre-approving audit and non-audit services provided by the Trust’s independent registered public accountants to the Trust and certain other affiliated entities; serving as a channel of communication between the independent registered public accountant and the Trustees; reviewing the results of each external audit, including any qualifications in the independent registered public accountants’ opinion, any related management letter, management’s responses to recommendations made by the independent registered public accountants in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust’s Administrator that are material to the Trust as a whole, if any, and management’s responses to any such reports; reviewing the Trust’s audited financial statements and considering any significant disputes between the Trust’s management and the independent registered public accountants that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accountants and the Trust’s senior internal accounting executive, if any, the independent registered public accountants’ report on the adequacy of the Trust’s internal financial controls; reviewing, in consultation with the Trust’s independent registered public accountants, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust’s financial statements; and other audit related matters. Mr. Gruber serves as the Chair of the Audit Committee. The Board of Trustees has determined that Mr. Gruber is an audit committee financial expert as such term is defined by Item 3 of Form N-CSR. The Audit Committee meets periodically, as necessary, and met two times in the most recently completed fiscal year.

NOMINATING COMMITTEE. The Board has a standing Nominating Committee that is composed entirely of the Independent Trustees of the Trust. The principal responsibilities of the Nominating Committee are to consider, recommend and nominate candidates to fill vacancies on the Trust’s Board, if any. The Nominating Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust’s office. The Nominating Committee meets periodically, as necessary, and met once in the most recently completed fiscal year. The Board has adopted and approved a formal written charter for the Nominating Committee. A copy of the Nominating Committee Charter is included herein as Appendix A.

COMMUNICATIONS WITH THE BOARD

Shareholders wishing to submit written communications to the Board should send their communications to the Secretary of the Trust at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. Any such communications received will be reviewed by the Board at its next regularly scheduled meeting.

VOTING REQUIREMENT FOR SHAREHOLDER APPROVAL OF THE ELECTION OF TRUSTEES

At the Special Meeting, it is proposed that the five Nominees be elected as Trustees of the Trust to hold office until their successors are appointed or duly elected and qualified, or until he or she sooner dies, resigns, retires or is removed in accordance with the Trust’s Declaration of Trust. The election of a Nominee as a Trustee of the Trust requires the affirmative vote of a plurality of all votes cast at the Special Meeting, provided that a quorum is present, in person or by proxy, at the Special Meeting. IF YOU RETURN YOUR PROXY BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" ALL NOMINEES NAMED HEREIN. If the Nominees are not approved by shareholders of the Trust, the current Board of Trustees will remain in place and will consider alternative nominations.

THE BOARD OF TRUSTEES, INCLUDING THE TRUST’S INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE NOMINEES.

ADDITIONAL INFORMATION

TRUST OFFICERS

The officers of the Trust, their respective dates of birth, and their principal occupations for the last five years are set forth below. Unless otherwise noted, the business address of each officer is Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. None of the officers receive compensation from the Trust for their services.

•	CHARLES A. KIRALY (Born 1969) – President since July 2014 – Director of Mutual Fund Operations at Oak Associates, ltd. since July 2014.

•	ZACHARY P. RICHMOND* (Born 1980) – Treasurer since April 2019 – Vice President and Director of Financial Administration since 2019; Assistant Vice President, Associate Director of Financial Administration for Ultimus Fund Solutions, LLC since December 2015; Treasurer and Chief Financial Officer of Capitol Series Trust since August 2014; Treasurer and Chief Financial Officer of Commonwealth International Series Trust since September 2015.

•	MARGARET L. BALLINGER (Born 1953) – Chief Compliance Officer since February 2015 – President since January 2020, Chief Compliance Officer since December 2014 and Chief Operating Officer since 1996 for Oak Associates, ltd. Co-founder of Oak Associates, ltd. in 1985.

•	MAGGIE BULL* (Born 1965) – Secretary since February 2018 – Vice President, Senior Managing Counsel, since August 2022, Vice President, Senior Legal Counsel (February 2020 to August 2022); Senior Attorney (June 2017 to January 2020), Ultimus Fund Solutions, LLC.

* These officers of the Trust also serve as officers to one or more mutual funds for which Ultimus Fund Solutions, LLC or its affiliates act as administrator or distributor.

FUND SHARES OWNED BY TRUSTEES

The following table shows the dollar amount range of each Trustee’s “beneficial ownership” of shares of each of the Funds as of the end of December 31, 2023. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

Name	Dollar Range of Fund Shares (Fund)*	Aggregate Dollar Range of Shares (All Funds)
INTERESTED TRUSTEE
Oelschlager	White Oak – Over $100,000	Over $100,000
Pin Oak – Over $100,000
Red Oak – Over $100,000
Live Oak – Over $100,000
Black Oak – Over $100,000
Rock Oak – Over $100,000
River Oak – Over $100,000
INDEPENDENT TRUSTEES
Akers	White Oak – None	None
Pin Oak – None
Red Oak – None
Live Oak – None
Black Oak – None
Rock Oak – None
River Oak – None
Gruber	White Oak – None	$10,001 - $50,000

Pin Oak – $1-$10,000
Red Oak – $1-$10,000
Live Oak – $1-$10,000
Black Oak – None
Rock Oak – $1-$10,000
River Oak – None
Ramig	White Oak – $1 - $10,000	$10,001 - $50,000
Pin Oak – $10,001 - $50,000
Red Oak – $1 - $10,000
Live Oak – $1 - $10,000
Black Oak – $1 - $10,000
Rock Oak – $1 - $10,000
River Oak – $1 - $10,000
Shade	White Oak – $50,001 - $100,000	Over $100,000
Pin Oak – $50,001 - $100,000
Red Oak – Over $100,000
Live Oak – $50,001 - $100,000
Black Oak – $50,001 - $100,000
Rock Oak – $10,001 - $50,000
River Oak – $10,001 - $50,000

AGGREGATE TRUSTEE AND OFFICER FUND OWNERSHIP.

As of December 31, 2023, officers and Trustees of the Trust, in the aggregate, owned the following percentages of each Fund’s outstanding voting shares: White Oak: 2.94%; Pin Oak: 12.24%; Rock Oak: 44.24%; River Oak: 57.32%; Red Oak: 3.81%; Black Oak: 28.14%; and Live Oak: 19.46%.

INVESTMENT ADVISER

Oak Associates, ltd., located at 3800 Embassy Parkway, Suite 310, Akron, Ohio 44333, acts as the investment adviser to the Trust.

DISTRIBUTOR AND PRINCIPAL UNDERWRITER

Ultimus Fund Distributors, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, acts as the distributor of the Trust.

ADMINISTRATOR

Ultimus Fund Solutions, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, acts as the administrator of the Trust.

5% AND 25% SHAREHOLDERS

As of the Record Date, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or 25% or more of a Fund’s shares. Persons who owned of record or beneficially more than 25% of a Fund’s outstanding shares may be deemed to control such Fund within the meaning of the 1940 Act.

White Oak Fund
Shareholder	Percentage of Outstanding Fund Shares
Charles Schwab & Co Inc/Attn Mutual Funds/ Team S 9601 E Panorama Circle Mailstop Den2-02-011 Englewood, CO 80112-3441	23.04%

National Financial Services Corp/For the Exclusive Benefit of Our Customers Attn Glenford Luke Earl Tyrrel 200 Liberty St 1 World Fin Ctr New York, NY 10281	15.05%

Pin Oak Fund
Shareholder	Percentage of Outstanding Fund Shares
National Financial Services Corp/For the Exclusive Benefit of Our Customers Attn Glenford Luke Earl Tyrrel 200 Liberty St 1 World Fin Ctr New York, NY 10281	20.88%
Charles Schwab & Co Inc/Attn Mutual Funds/ Team S 9601 E Panorama Circle Mailstop Den2-02-011 Englewood, CO 80112-3441	14.48%

Rock Oak Fund
Shareholder	Percentage of Outstanding Fund Shares
Vanita B Oelschlager Trust/ Vanita B Oelschlager TTEE U/A DTD 03/27/1990 1000 Woodhaven Blvd Akron, OH 44333-1067	25.65%
National Financial Services Corp/For the Exclusive Benefit of Our Customers Attn Glenford Luke Earl Tyrrel 200 Liberty St 1 World Fin Ctr New York, NY 10281	9.34%
G. Francken 23 Manorfield Cir Delmont, PA 15626-1572	5.15%

River Oak Fund
Shareholder	Percentage of Outstanding Fund Shares
James D Oelschlager Trust/ James D Oelschlager TTEE U/A DTD 07/26/04 1000 Woodhaven Blvd Akron, OH 44333-1067	26.56%
National Financial Services Corp/For the Exclusive Benefit of Our Customers Attn Glenford Luke Earl Tyrrel 200 Liberty St 1 World Fin Ctr New York, NY 10281	9.44%

Charles Schwab & Co Inc/Attn Mutual Funds/ Team S 9601 E Panorama Circle Mailstop Den2-02-011 Englewood, CO 80112-3441	8.58%
Vanita B Oelschlager Trust/ Vanita B Oelschlager TTEE U/A DTD 03/27/1990 1000 Woodhaven Blvd Akron, OH 44333-1067	7.07%
Oak Clinic MS Operations 3838 Massillon Road Attn Tricia Jones Uniontown, OH 44685	5.84%

Red Oak Fund
Shareholder	Percentage of Outstanding Fund Shares
Charles Schwab & Co Inc/Attn Mutual Funds/ Team S 9601 E Panorama Circle Mailstop Den2-02-011 Englewood, CO 80112-3441	40.77%
National Financial Services Corp/For the Exclusive Benefit of Our Customers Attn Glenford Luke Earl Tyrrel 200 Liberty St 1 World Fin Ctr New York, NY 10281	22.46%

Black Oak Fund
Shareholder	Percentage of Outstanding Fund Shares
James D Oelschlager Trust/ James D Oelschlager TTEE U/A DTD 07/26/04 1000 Woodhaven Blvd Akron, OH 44333-1067	11.90%
Charles Schwab & Co Inc/Attn Mutual Funds/ Team S 9601 E Panorama Circle Mailstop Den2-02-011 Englewood, CO 80112-3441	9.86%
National Financial Services Corp/For the Exclusive Benefit of Our Customers Attn Glenford Luke Earl Tyrrel 200 Liberty St 1 World Fin Ctr New York, NY 10281	9.08%
Vanita B Oelschlager Trust/ Vanita B Oelschlager TTEE U/A DTD 03/27/1990 1000 Woodhaven Blvd Akron, OH 44333-1067	7.85%

Live Oak Fund
Shareholder	Percentage of Outstanding Fund Shares
National Financial Services Corp/For the Exclusive Benefit of Our Customers Attn Glenford Luke Earl Tyrrel 200 Liberty St 1 World Fin Ctr New York, NY 10281	30.83%

Charles Schwab & Co Inc/Attn Mutual Funds/ Team S 9601 E Panorama Circle Mailstop Den2-02-011 Englewood, CO 80112-3441	9.53%
Vanita B Oelschlager Trust/ Vanita B Oelschlager TTEE U/A DTD 03/27/1990 1000 Woodhaven Blvd Akron, OH 44333-1067	5.54%

The Trust believes that most of the shares referred to above as held by those intermediaries indicated were held accounts for their beneficial, agency or custodial customers.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd. (“Cohen”) serves as the independent registered public accounting firm for the Trust. Representatives of Cohen are not expected to be present at the Special Meeting, but have been given an opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

AUDIT FEES. Below are the aggregate fees billed for each of the last two fiscal years for professional serves rendered by Cohen for the audit of the Trust’s annual financial statements and services that are normally provided by Cohen in connection with statutory and regulatory filings or engagements for those years.

Fiscal year ended 2023: $87,500

Fiscal year ended 2022: $87,500

AUDIT-RELATED FEES. There were no fees billed to the Trust in each of the last two fiscal years for assurance and related services by Cohen that are reasonably related to the performance of the audit of the Trust's financial statements and are not reported under “Audit Fees” above (together, “Audit-Related Services”). With respect to engagements that related directly to the operations or financial reporting of the Trust, there were no fees billed by Cohen for Audit-Related Services to the Adviser or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Trust (together referred to herein as “Affiliated Service Providers”) for each of the last two fiscal years.

TAX FEES. Cohen reviewed each Fund’s income tax returns for the two most recent fiscal years ended 2023 and 2022. Aggregate fees billed to the Trust for such services were $21,000 and $21,000, respectively.

ALL OTHER FEES. There were no fees billed to the Trust in each of the last two fiscal years for other products and services by Cohen, other than the services reported above (together, “Other Fees”). With respect to engagements that related directly to the operations or financial reporting of the Trust, Cohen did not bill the Adviser or the Affiliated Service Providers for Other Fees in each of the last two fiscal years.

AGGREGATE NON-AUDIT FEES. There were no non-audit fees billed by Cohen to the Trust, the Adviser or the Affiliated Service Providers in each of the last two fiscal years.

AUDIT COMMITTEE PRE-APPROVAL AND PROCEDURES. The Audit Committee Charter requires pre-approval by the Trust of all audit and permissible non-audit services to be provided to the Trust by Cohen, including fees. Accordingly, all of these non-audit services were required to be pre-approved, and all of these non-audit services were pre-approved by the Audit Committee.

       BOARD CONSIDERATION OF NON-AUDIT SERVICES. During the past two fiscal years, Cohen did not report to the Audit Committee the existence of any non-audit services that were provided to the Trust, the Adviser or the Affiliated Service Providers.

SUBMISSION OF SHAREHOLDER PROPOSALS

The Trust is organized as a business trust under the laws of the Commonwealth of Massachusetts. As such, the Trust is not required to, and does not, have annual meetings. Nonetheless, the Board of Trustees may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Declaration of Trust and By-Laws of the Trust. Shareholders who wish to present a proposal for action at a future meeting should submit a written proposal to the Trust for inclusion in a future proxy statement. The Board of Trustees will give consideration to shareholder suggestions as to nominees for the Board of Trustees, as discussed above under the heading “Nominating Committee.” Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

QUORUM, VOTING AND OTHER MATTERS

In order to act upon the proposal, a quorum is required to be present at the Special Meeting. Holders of shares representing at least one-third of the net asset value of the shares outstanding and entitled to vote in person or represented by proxy on the proposal shall constitute a quorum for the transaction of business at the Special Meeting. Any lesser number, however, shall be sufficient for adjournments.

Abstentions and “broker non-votes” will not be counted for or against the proposal but will be counted for purposes of determining whether a quorum is present. The Trust believes that brokers who hold shares as record owners for beneficial owners have the authority under the rules of the various stock exchanges to vote those shares with respect to the proposal when they have not received instructions from beneficial owners.

No business other than the matter described above is expected to come before the Special Meeting, but should any matter incident to the conduct of the Special Meeting or any question as to an adjournment of the Special Meeting arise, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interest of the Trust.

ADJOURNMENT

In the event that sufficient votes in favor of the proposal set forth in the Notice of the Special Meeting are not received by the time scheduled for the meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting for a period or periods to permit further solicitation of proxies with respect to the proposal. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. Abstentions and "broker non-votes" will not be counted for or against such proposal to adjourn. The persons named as proxies will vote in favor of adjournments with respect to the proposal those proxies that they are entitled to vote in favor of the proposal. They will vote against any such adjournment those proxies required to be voted against the proposal. The Trust will bear the costs of any additional solicitation and any adjourned sessions.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE SPECIAL MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO VOTE BY MAIL, TELEPHONE OR INTERNET AS EXPLAINED IN THE INSTRUCTIONS INCLUDED ON YOUR PROXY CARD.

By Order of the Trustees,

/s/ Charles A. Kiraly

Charles A. Kiraly

President

Dated: January 18, 2024

APPENDIX A

Oak Associates Funds

Nominating Committee Charter

I.       PURPOSE

The Nominating Committee is a committee of the Board of the Fund. Its primary function is to identify and recommend individuals for membership on the Board.

II.       COMPOSITION

The Nominating Committee shall be comprised of each board member who is an independent board member, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Nominating Committee. For purposes of the Nominating Committee, a board member is independent if he or she is not an “interested person” of the Fund as that term is defined in the Investment Company Act of 1940.

The members and Chairman of the Nominating Committee shall be elected by the Board annually and serve until their successors shall be duly elected and qualified.

III.       MEETINGS

The Nominating Committee shall meet annually, or more frequently as circumstances dictate. If a member cannot attend a meeting in person, the member may participate telephonically, provided that every member shall make a reasonable effort to attend regular meetings in person. A person who attends a meeting telephonically shall be deemed to be present for all purposes. Special meetings (including telephone meetings) may be called by the Chairman or a majority of the members of the Nominating Committee upon reasonable notice to the other members of the Nominating Committee.

A majority of the members of the Nominating Committee shall constitute a quorum for purposes of the transaction of business. The affirmative vote of a majority of the members comprising a quorum shall be the act of the Nominating Committee.

IV.       RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Nominating Committee shall:

A.       Board Nominations and Functions

1.	Identify and recommend individuals for membership on the Board, including interviewing (by at least two members of the Nominating Committee) all prospective candidates before they are presented to the Board. The principal criterion for selection of candidates is their ability to carry out the responsibilities of the Board. In addition, the following factors are taken into consideration:

(a)	The Board collectively should represent a broad cross section of backgrounds, functional disciplines and experience.

(b)	Candidates should exhibit statute commensurate with the responsibility of representing shareholders.

(c)	Candidates shall affirm their availability and willingness to strive for high attendance levels at regular and special meetings, and participate in committee activities as needed.

(d)	Candidates should represent the best choices available based upon thorough identification, investigation and recruitment of candidates.

2.	Evaluate candidates for Board membership. The Committee Chairman may send a written response to proposals for Board candidacy.

3.	Periodically review the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.

4.	Review annually Independent Trustee compensation, including: annual retainers; supplemental compensation for committee service and service as a committee chairman; meeting fees; and Fund ownership criteria. The Committee shall recommend any appropriate changes to the Board.

5.	Coordinate with legal counsel to the Independent Trustees an annual evaluation of the performance of the Board.

6.	Oversee the development and implementation by the Fund’s investment manager, Fund counsel and legal counsel for the Independent Trustees of a program for the orientation of new Independent Trustees and ongoing education for Independent Trustees.

B.       Committee Nominations and Functions

1.	Identify and recommend individuals for membership on all committees and review committee assignments at least annually.

2.	Review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized.

C.       Other Powers and Responsibilities

1.	Review this Charter, annually, and recommend changes, if any, to the Board.

2.	Investigate any other matter brought to its attention within the scope of its duties, with the power to retain outside counsel or other experts for this purpose at the expense of the Fund, if, in its judgment, that is appropriate.

3.	Perform any other activities consistent with this Charter, the Fund’s Agreement and Declaration of Trust, By-Laws and governing law, as the Nominating Committee or the Board deems necessary or appropriate.

4.	Maintain minutes of Committee meetings; report its significant activities to the Board; and make such recommendations to the Board as the Nominating Committee deems necessary or appropriate.

Adopted May 9, 2017.

OAK ASSOCIATES FUNDS

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

SHAREHOLDER'S REGISTRATION PRINTED HERE

*****BOXES FOR TYPSETTING PURPOSES ONLY*****

THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS. THEY IDENTIFY LOCATION OF WINDOWS ON OUTBOUND 9X12 ENVELOPES.

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **vote.proxyonline.com** using your proxy control number found below
3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line
4. By **PHONE** with a live operator when you call toll-free 1-800-735-3591 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER 12345678910

[FUND NAME INSERTED HERE]

OAK ASSOCIATES FUNDS

The undersigned, revoking prior proxies, hereby appoints Charles A. Kiraly and Margaret L. Ballinger as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of Oak Associates Funds (the "Funds") to be held at the offices of Ultimus Fund Solutions, LLC, 2 Easton Oval #300. Columbus, OH 43219 on March 4, 2024 at 2:30 p.m. Eastern time, or at any adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on March 4, 2024. The proxy statement for this meeting is available at:

https://vote.proxyonline.com/Oak/docs/2024meeting.pdf

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

[FUND NAME INSERTED HERE]

PROXY CARD

<u>YOUR SIGNATURE IS REQUIRED</u> FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Funds' Board of Trustees, and the Nominees have been unanimously approved by the Board of Trustees and recommended for approval by shareholders. **When properly executed, this proxy will be voted as indicated or "FOR" each nominee if no choice is indicated.** The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Special Meeting.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

FOR ALL ○ **WITHHOLD ALL** ○ **FOR ALL EXCEPT*** ○

*For All Except, write in Nominee(s) number(s) here ___________ to cast a vote of withhold.

Nominees for Independent Trustee:

(01) Susan F. Akers, (02) David J. Gruber, (03) Michael R. Shade, (04) Jennifer E. Hoopes

Nominee for Interested Trustee:

(05) Robert D. Stimpson

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]